BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	July 15, 2011
Pay Date	July 29, 2011

Distribution Amount per share	$0.080000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.062621	78%	$0.379566	79%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.017379	22%	$0.100434	21%
Total (per common share)	$0.080000	100%	$0.480000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on June 30, 2011				4.95%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2011				5.88%

Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2011				2.09%
Cumulative fiscal year distributions as a percentage of NAV as of June 30, 2011				2.45%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	August 15, 2011
Pay Date	August 31, 2011

Distribution Amount per share	$0.080000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.055085	69%	$0.434650	78%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.024915	31%	$0.125350	22%
Total (per common share)	$0.080000	100%	$0.560000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on July 31, 2011				4.99%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2011				5.88%

Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2011				3.00%
Cumulative fiscal year distributions as a percentage of NAV as of July 31, 2011				2.94%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	September 15, 2011
Pay Date	September 30, 2011

Distribution Amount per share	$0.080000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.069243	87%	$0.503894	79%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.010757	13%	$0.136106	21%
Total (per common share)	$0.080000	100%	$0.640000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on August 31, 2011				4.76%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2011				5.90%

Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2011				2.77%
Cumulative fiscal year distributions as a percentage of NAV as of August 31, 2011				3.44%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	October 14, 2011
Pay Date	October 31, 2011

Distribution Amount per share	$0.070000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.057443	82%	$0.561337	79%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.012557	18%	$0.148663	21%
Total (per common share)	$0.070000	100%	$0.710000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on September 30, 2011	4.86%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2011	5.17%

Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2011	3.94%
Cumulative fiscal year distributions as a percentage of NAV as of September 30, 2011	3.94%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	November 15, 2011
Pay Date	November 30, 2011

Distribution Amount per share	$0.070000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.055440	79%	$0.616777	79%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.014560	21%	$0.163223	21%
Total (per common share)	$0.070000	100%	$0.780000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on October 31, 2011	4.64%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2011	5.18%

Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2011	3.46%
Cumulative fiscal year distributions as a percentage of NAV as of October 31, 2011	4.38%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	December 14, 2011
Pay Date	December 19, 2011

Distribution Amount per share	$0.070000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.059590	85%	$0.676367	80%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.010410	15%	$0.173633	20%
Total (per common share)	$0.070000	100%	$0.850000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on November 30, 2011	4.55%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2011	5.19%

Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2011	3.68%
Cumulative fiscal year distributions as a percentage of NAV as of November 30, 2011	4.82%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BlackRock Enhanced Government Fund Inc.
Cusip: 09255K108
Ticker: EGF

Record Date	December 30, 2011
Pay Date	January 9, 2012

Distribution Amount per share	$0.070000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$0.028713	41%	$0.705083	77%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$-	0%	$-	0%

Return of Capital	$0.041287	59%	$0.214917	23%
Total (per common share)	$0.070000	100%	$0.920000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on November 30, 2011	4.55%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2011	5.19%

Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2011	3.68%
Cumulative fiscal year distributions as a percentage of NAV as of November 30, 2011	5.26%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257